Exhibit 10.4

THIS SHARE PURCHASE OPTION AMENDING AGREEMENT (the “Amendment Agreement”) is dated effective as of the 15th day of November, 2009 (the “Effective Date”).

BETWEEN:

SARA CREEK GOLD CORP., a company incorporated under the laws of the State of Nevada and having an address for notice and deliver located at 5348 Vegas Drive, #236, Las Vegas, NV 89108

(“Sara Creek”)
OF THE FIRST PART
AND:

KAPELKA EXPLORATION INC., a company incorporated under the laws of the Province of Alberta and having an address for delivery at 46 Royal Ridge Rise NW, Calgary, Alberta, T3G 4V2

(“Kapelka”)
OF THE SECOND PART

WHEREAS:

A.
This Amendment Agreement is supplemental to a Share Purchase Option Agreement dated October 5, 2009 (the “Option Agreement”) between Sara Creek and Kapelka with respect to the grant by Kapelka of an option to Sara Creek to acquire an undivided 100% interest in one (1) share in the capital of Orion Resources, N.V.; and

B.	Sara Creek and Kapelka have agreed to amend the Option Agreement as herein set out.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties agree with one another as follows:

1.
The recitals to this Amendment Agreement are true and correct in substance and in fact.  Capitalized terms used in this Amendment Agreement and not defined herein shall have the same meaning as set out in the Option Agreement.

2.
Each of the parties represents and warrants to the other that they have the full right, power and authority to enter into and accept the terms of this Amendment Agreement and to carry out the transactions contemplated herein.

3.	The Option Agreement shall be amended by deleting subsection 2.2(a) in its entirety and replacing it with the following, which amendment shall be in effect from and after the Effective Date:

“(a)
pay a total of US$6,500,000 for Expenditures associated with the exploration and development of the Property, which Expenditures may be made by Sara Creek in such increments as Sara Creek in its sole discretion determines (so long as the aggregate amount of such Expenditures are made by or before September 30, 2011 and that a minimum amount of US$250,000 per month is paid towards the Expenditures commencing on or before January 6, 2010); and”

4.	The parties confirm that in all other respects, the terms, covenants and conditions of the Option Agreement remain unchanged and in full force and effect.

5.	Kapelka acknowledges that as at the Effective Date, Sara Creek is in good standing under the Option Agreement.

6.	This Amendment Agreement shall enure to the benefit and be binding upon the parties hereto and their respective heirs, executors, administrators and assigns as the case may be.

7.	Time shall be of the essence of this Amendment Agreement.

8.
This Amendment Agreement and the rights and obligations and relations of the parties shall be governed by and construed in accordance with the laws of the State of Nevada.  The parties agree that the courts of Nevada shall have the exclusive jurisdiction to entertain any action or other legal proceedings based on any provisions of this Amendment Agreement.  Each party attorns to the exclusive jurisdiction of the courts of Nevada.

9.
Any provision or part of a provision in this Amendment Agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability, and the rest of this Amendment Agreement and all other provisions and parts thereof shall remain in full force and effect and be binding upon the parties hereto as though the said illegal and/or unenforceable provision or part thereof had never been included in this Amendment Agreement.

10.
This Amendment Agreement may be executed in any number of counterparts and by facsimile transmission or pdf email attachment with the same effect as if all parties hereto had signed the same document.  All counterparts shall be construed together and constitute one and the same agreement.

IN WITNESS WHEREOF the parties have signed this Agreement as of the Effective Date.

SARA CREEK GOLD CORP. per: /s/ Jean Pomerleau Authorized Signatory

KAPELKA EXPLORATION INC. per: /s/ Riaz Sumar Authorized Signatory